UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21411

Eaton Vance Senior Floating-Rate Trust
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Deidre E. Walsh
One Post Office Square, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)

October 31
Date of Fiscal Year End
October 31, 2024
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Senior Floating-Rate Trust (EFR)
Annual Report
October 31, 2024

Commodity Futures Trading Commission Registration.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
 October 31, 2024
Eaton Vance
Senior Floating-Rate Trust

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
In the opening two months of the 12-month period starting November 1, 2023, senior loans delivered strong performances -- driven by expectations that the U.S. Federal Reserve had ended its interest-rate hiking cycle and the American economy was heading for a soft landing.
The rally continued into 2024, as senior loans offered some of the highest yields among fixed-income asset classes. By period-end, senior loans had delivered 12 straight months of positive returns, with the Morningstar® LSTA® U.S. Leveraged Loan Index
SM
(the Index), a broad measure of the asset class, returning 10.56% during the period. Reflecting investors’ increased appetite for risk in a thriving U.S. economy, lower-rated loans generally outperformed higher-rated loans during the period.
Asset class technical factors contributed to senior loan performance. Investor demand exceeded net supply during much of the period, which helped support floating-rate prices in the secondary markets. Meanwhile, new capital formations in structured products reflected strong institutional demand for senior loans. Retail loan mutual funds and exchange-traded funds also experienced solid investor demand, posting positive inflows during 10 months of the 12-month period -- save August and September 2024.
Issuer fundamentals strengthened during the period, with the trailing 12-month default rate falling from 1.36% at the start of the period to 0.70% at period-end -- well below the market’s 2.70% long-term default average. Loan prices improved from $94.80 at the start of the period to $96.90 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC-, and D-rated (defaulted) loans within the Index returned 7.90%, 9.04%, 11.45%, 12.27%, and -17.91%, respectively.
Fund Performance
For the 12-month period ended October 31, 2024, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 12.62% at net asset value of its common shares (NAV), outperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan Index
SM
(the Index), which returned 10.56%.
The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.
The Fund’s use of investment leverage -- not employed by the Index -- contributed to Fund performance versus the Index during the period. The Fund uses leverage to gain additional exposure to the loan market, magnifying exposure to the Fund’s underlying portfolio in both up and down market environments. During a period when loan prices generally rose, leverage magnified the growth in value of the Fund’s underlying holdings.
The Fund’s out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to returns versus the Index.
The Fund’s out-of-Index allocation to secured high yield bonds contributed to Fund performance versus the Index, as high yield bonds generally outperformed floating-rate loans during the period.
Within the Fund’s floating-rate portfolio, loan selections in the pharmaceuticals, chemicals, and diversified consumer services industries helped Fund performance relative to the Index during the period.
In contrast, loan selections in the health care providers & services industry detracted from Fund performance versus the Index during the period.
During a period when lower-rated loans generally outperformed higher-rated loans, an underweight position in CCC-rated loans also detracted from Index-relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Performance

Portfolio Manager(s)
Andrew N. Sveen, CFA, Catherine C. McDermott, Daniel P. McElaney, CFA and Sarah A. Choi
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	12.62%	6.34%	6.02%
Fund at Market Price	—	22.31	8.62	6.83

Morningstar® LSTA® US Leveraged Loan Index SM	—	10.56%	6.02%	4.92%
% Premium/Discount to NAV 3
As of period end	(1.08)%
Distributions 4
Total Distributions per share for the period	$1.41
Distribution Rate at NAV	9.67%
Distribution Rate at Market Price	9.77
% Total Leverage 5
Auction Preferred Shares (APS)	12.92%
Borrowings	22.64
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Fund Profile

Top 10 Issuers (% of total investments) 1
Asurion LLC	1.1%
Les Schwab Tire Centers	0.8
Mallinckrodt International Finance S.A.	0.8
Cloud Software Group, Inc.	0.8
UKG Inc.	0.8
Focus Financial Partners LLC	0.7
Sophia L.P	0.7
Virgin Media Bristol LLC	0.7
Rackspace Finance LLC	0.7
Epicor Software Corporation	0.7
Total	7.8%
Top 10 Sectors (% of total investments) 1
Software	12.9%
Health Care Providers & Services	6.1
Machinery	5.6
Chemicals	5.0
Professional Services	4.4
IT Services	4.3
Hotels, Restaurants & Leisure	4.1
Capital Markets	3.8
Specialty Retail	3.5
Commercial Services & Supplies	3.4
Total	53.1%

Credit Quality (% of bonds, loans and asset-backed securities) 2
 Footnotes:
1	Excludes cash and cash equivalents.
2	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.
Principal Strategies.
The Fund pursues its objectives by investing primarily in senior, secured floating rate loans (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which are associated with investments having high risk, speculative characteristics. The Fund may invest in individual Senior Loans and other securities of any credit quality.
Under normal market conditions, at least 80% of the Fund’s total assets will be invested in interests in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars or in euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”). For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. The Fund may invest up to 15% of its net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.
Under normal market conditions, Eaton Vance expects the Fund to maintain a duration of less than one year (including the effect of leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Investing in loans involves investment risk.
The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral, (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. In respect of (ii) above, the Fund may invest in corporate bonds of below investment grade quality (“non-investment grade bonds”), which are bonds that are rated below investment grade by each of the nationally recognized statistical rating agencies who cover the security, or, if unrated, are determined to be of comparable quality by the investment adviser. S&P Global Ratings and Fitch Ratings consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. considers securities rated below Baa3 to be below investment grade. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers.
The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.
The Fund employs leverage to seek opportunities for additional income. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
Income Risk.
The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund’s investment in Senior Loans, which pay floating-rates of interest.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Investment and Market Risk.
An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common
shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk.
Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, secured and unsecured subordinated loans, second lien loans and subordinate bridge loans involve a higher degree of overall risk than Senior Loans to the same borrower.
Additional Risks of Loans.
Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Investment and Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk.
In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed income security, while maturity refers to the amount of time until a fixed income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
Benchmark Reference Rates Risk.
Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.
For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. As a result, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Non-Investment Grade Bonds Risk.
The Fund’s investments in non-investment grade bonds, commonly referred to as “junk bonds,” are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
Prepayment Risk.
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-investment grade bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Leverage Risk.
Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income from the investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to the Fund’s common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions. As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time. There can be no assurance that a leveraging strategy will be successful.
Foreign Investment Risk.
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk.
Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Focused Investment Risk.
To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Currency Risk.
Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation
to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk.
Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Equity Securities Risk.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Pooled Investment Vehicles Risk.
Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Money Market Instrument Risk.
Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Reinvestment Risk.
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders. This risk is mitigated to some degree by the Fund’s investments in Senior Loans.
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions, and there is no guarantee that such decisions will produce the desired results or expected returns and there is no guarantee that such decisions will produce the desired results or expected returns. There can be no assurance that these techniques will achieve the desired results.
Recent Market Conditions.
Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with Fund’s ability to calculate its net asset value, interfere with the Fund’s ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Regulatory Risk.
To the extent that legislation or state or U.S. federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.
Market Disruption.
Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, non-investment grade bonds and Senior Loans tend to be more volatile than higher rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment grade bonds and Senior Loans than on higher rated fixed-income securities.
Anti-Takeover Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (the “By-Laws”) include provisions that could have the effect of making it more difficult to acquire control of the Fund or to change the composition of its Board.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

ESG Investment Risk.
To the extent that the investment adviser considers environmental, social and/or governance ("ESG") issues as a component in its investment decision-making process, the Fund's performance may be impacted. Additionally, the investment adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the investment adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The investment adviser’s consideration of ESG issues may contribute to the investment adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the investment adviser’s assessment of such may change over time.
General Fund Investing Risks.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
There have been no material changes to the Fund’s investment objectives or principal investment strategies since October 31, 2023.
Important Notice to Shareholders
On January 26, 2023, the Fund's Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the By-Laws from the provisions of the By-Laws addressing “Control Share Acquisitions.” On October 10, 2024, the Board adopted Amendment No. 1 to the By-Laws to formally eliminate the Control Share Provisions and to make certain related conforming changes.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table reflects the Trust’s issuance of preferred shares and borrowings, and shows Trust expenses as a percentage of net assets attributable to common shares for the year ended October 31, 2024.
Common shareholder transaction expenses
Sales load paid by you ( as a percentage of offering price )	— 1
Offering expenses ( as a percentage of offering price )	None 2
Dividend reinvestment plan fees	$ 5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	1.13% 5
Interest and fee expense 6	2.10% 7
Other expenses	0.16%
Acquired fund fees and expenses	0.06%
Total annual Trust operating expenses	3.45%
Dividends on preferred shares	1.72% 7
Total annual Trust operating expenses and dividends on preferred shares	5.17%
Example
The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses
and
dividends on preferred shares of 5.17% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$52	$155	$257	$513
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
    If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
    Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
    You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
    Stated as a percentage of average net assets attributable to common shares for the year ended October 31, 2024.
5
    The investment adviser fee paid by the Trust to EVM is based on the average daily gross assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize. Accordingly, if the Trust were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6
    Interest and fee expense relates to the notes payable.
7
    As of October 31, 2024, the outstanding borrowings represented approximately 22.6% leverage and the preferred shares represented approximately 12.9% leverage, totaling 35.56% leverage.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Trading and NAV Information

The Trust’s common shares have traded both at a premium and a discount to NAV. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Trust’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Trust’s Board of Trustees has authorized the Trust to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Trust’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for common shares on the New York Stock Exchange, and the corresponding NAV per
share and the premium or discount to NAV per share at which the Trust’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 31, 2024	13.11	12.34	12.90	12.78	1.63	(3.44)
July 31, 2024	13.34	12.98	13.08	13.03	1.99	(0.38)
April 30, 2024	13.24	12.84	13.12	13.10	0.91	(1.98)
January 31, 2024	13.23	11.80	13.07	12.78	1.22	(7.67)
October 31, 2023	12.30	11.37	12.93	12.78	(4.87)	(11.03)
July 31, 2023	12.17	11.06	12.95	12.48	(6.02)	(11.38)
April 30, 2023	12.12	11.10	12.94	12.55	(6.34)	(11.55)
January 31, 2023	11.78	10.81	12.83	12.30	(8.18)	(12.11)

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Senior Securities

The following table sets forth information regarding the Trust’s outstanding bank loans and preferred shares as of the end of each of the Trust’s last ten fiscal years. The information
in the table below was taken from the Trust’s financial statements for each fiscal year in the ten-year period ended October 31, 2024, and such financial statements have been audited by Deloitte & Touche LLP, the Trust’s independent registered public accounting firm.
Fiscal Year Ended	Notes Payable Outstanding (in 000's)	Asset Coverage per $1,000 of Notes Payable¹	Preferred Shares Outstanding	Asset Coverage per Preferred Share²	Involuntary Liquidation Preference per Preferred Share³	Approximate Market Value per Preferred Share³
October 31, 2024	$133,000	$4,418	3,032	$70,350	$25,000	$25,000
October 31, 2023	110,000	5,076	3,032	75,134	25,000	25,000
October 31, 2022	133,000	4,265	3,032	67,924	25,000	25,000
October 31, 2021	120,000	4,995	3,032	76,531	25,000	25,000
October 31, 2020	223,000	3,570	3,032	66,612	25,000	25,000
October 31, 2019	218,000	3,801	3,032	70,501	25,000	25,000
October 31, 2018	222,000	3,893	3,032	72,558	25,000	25,000
October 31, 2017	199,000	4,298	3,836	72,511	25,000	25,000
October 31, 2016	198,000	4,250	3,836	71,584	25,000	25,000
October 31, 2015	208,000	4,172	5,252	63,946	25,000	25,000
1
    Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
2
    Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share.
3
    Plus accumulated and unpaid dividends.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Morningstar® LSTA® US Leveraged Loan Index
SM
is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan Index
SM
or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Included in the average annual total return at NAV for the ten year period is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
5	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 7.0%
Security	Principal Amount (000's omitted)	Value
ARES XXXIIR CLO Ltd., Series 2014-32RA, Class D, 11.23%, (3 mo. SOFR + 6.112%), 5/15/30 (1)(2)	$2,000	$ 2,007,920
ARES XXXIV CLO Ltd., Series 2015-2A, Class ER, 11.759%, (3 mo. SOFR + 7.112%), 4/17/33 (1)(2)	1,150	1,154,600
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34 (1)(2)	1,000	1,013,632
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.547%, (3 mo. SOFR + 6.93%), 4/20/35 (1)(2)	1,000	1,014,548
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.009%, (3 mo. SOFR + 7.392%), 10/20/34 (1)(2)	1,500	1,498,003
Canyon Capital CLO Ltd.:
Series 2019-2A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34 (1)(2)	400	394,280
Series 2022-1A, Class E, 11.047%, (3 mo. SOFR + 6.40%), 4/15/35 (1)(2)	1,250	1,253,430
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class DR2, 11.418%, (3 mo. SOFR + 6.762%), 1/14/32 (1)(2)	1,200	1,205,311
Series 2015-5A, Class DR, 11.579%, (3 mo. SOFR + 6.962%), 1/20/32 (1)(2)	500	499,938
Cedar Funding X CLO Ltd., Series 2019-10A, Class ER, 11.379%, (3 mo. SOFR + 6.762%), 10/20/32 (1)(2)	1,000	1,003,969
Clover CLO Ltd., Series 2019-1A, Class ER, 11.332%, (3 mo. SOFR + 6.70%), 4/18/35 (1)(2)	1,000	1,013,069
Galaxy XV CLO Ltd., Series 2013-15A, Class ER, 11.563%, (3 mo. SOFR + 6.907%), 10/15/30 (1)(2)	1,000	1,004,453
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, 10.129%, (3 mo. SOFR + 5.512%), 4/20/31 (1)(2)	1,000	1,002,857
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 11.717%, (3 mo. SOFR + 7.10%), 4/20/35 (1)(2)	1,000	1,004,154
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35 (1)(2)	1,000	1,004,244
Neuberger Berman Loan Advisers CLO Ltd., Series 2022-48A, Class E, 11.126%, (3 mo. SOFR + 6.50%), 4/25/36 (1)(2)	1,000	1,006,911
Palmer Square CLO Ltd.:
Series 2013-2A, Class DRR, 10.759%, (3 mo. SOFR + 6.112%), 10/17/31 (1)(2)	900	905,384
Series 2014-1A, Class DR2, 10.609%, (3 mo. SOFR + 5.962%), 1/17/31 (1)(2)	1,500	1,508,776
Series 2015-1A, Class DR4, 11.888%, (3 mo. SOFR + 6.762%), 5/21/34 (1)(2)	500	501,708
Series 2019-1A, Class DR, 11.878%, (3 mo. SOFR + 6.762%), 11/14/34 (1)(2)	1,000	1,004,802
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.596%, (3 mo. SOFR + 6.962%), 7/24/32 (1)(2)	1,000	1,005,866
Security	Principal Amount (000's omitted)	Value
Regatta XIV Funding Ltd., Series 2018-3A, Class E, 10.838%, (3 mo. SOFR + 6.212%), 10/25/31 (1)(2)	$700	$ 701,243
Vibrant CLO XI Ltd., Series 2019-11A, Class D, 11.649%, (3 mo. SOFR + 7.032%), 7/20/32 (1)(2)	1,000	1,001,483
Voya CLO Ltd., Series 2013-1A, Class DR, 11.398%, (3 mo. SOFR + 6.742%), 10/15/30 (1)(2)	2,000	1,785,500
Wellfleet CLO Ltd., Series 2020-1A, Class D, 12.158%, (3 mo. SOFR + 7.502%), 4/15/33 (1)(2)	1,150	1,124,700
Total Asset-Backed Securities (identified cost $26,517,972)		$ 26,620,781

Common Stocks — 1.6%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC (3)(4)(5)	55	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc. (4)(5)	18,441	$ 387,261
Phoenix Services International LLC (4)(5)	16,081	66,334
Phoenix Services International LLC (4)(5)	1,467	6,051
		$ 459,646
Electronic Equipment, Instruments & Components — 0.3%
Range Red Acquisitions LLC, Class A1 (3)(4)(5)	479	$ 1,061,886
		$ 1,061,886
Electronics/Electrical — 0.0% (6)
Skillsoft Corp. (4)(5)	2,650	$ 40,465
		$ 40,465
Entertainment — 0.1%
New Cineworld Ltd. (4)(5)	14,009	$ 318,705
		$ 318,705
Health Care — 0.5%
Cano Health, Inc. (4)(5)	106,449	$ 1,224,164
Envision Parent, Inc. (4)(5)	44,965	477,753
		$ 1,701,917
Household Durables — 0.1%
Serta Simmons Bedding, Inc. (4)(5)	74,131	$ 525,092

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Household Durables (continued)
Serta SSB Equipment Co. (3)(4)(5)	74,131	$ 0
		$ 525,092
Investment Companies — 0.0% (6)
Aegletes BV (4)(5)	14,087	$ 9,157
		$ 9,157
Pharmaceuticals — 0.5%
Covis Midco 1 SARL, Class A (4)(5)	501	$ 255
Covis Midco 1 SARL, Class B (4)(5)	501	255
Covis Midco 1 SARL, Class C (4)(5)	501	256
Covis Midco 1 SARL, Class D (4)(5)	501	256
Covis Midco 1 SARL, Class E (4)(5)	501	256
Mallinckrodt International Finance SA (4)(5)	27,357	2,075,712
		$ 2,076,990
Retail — 0.0%
Jubilee Enterprise PCL, Class A1 (3)(4)(5)	458	$ 0
Jubilee Enterprise PCL, Class A2 (3)(4)(5)	366,665	0
		$ 0
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc. (3)(4)(5)	557	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp. (3)(4)(5)	45,136	$ 0
		$ 0
Total Common Stocks (identified cost $7,351,586)		$ 6,193,858

Corporate Bonds — 5.4%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.2%
Bombardier, Inc., 6.00%, 2/15/28 (1)	$200	$ 199,945
TransDigm, Inc., 4.875%, 5/1/29	625	597,545
		$ 797,490
Security	Principal Amount (000's omitted)	Value
Automotive — 0.3%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 5/15/27 (1)	$1,000	$ 1,007,218
		$ 1,007,218
Building and Development — 0.3%
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28 (1)	$625	$ 620,448
Standard Industries, Inc., 4.75%, 1/15/28 (1)	625	603,375
		$ 1,223,823
Business Equipment and Services — 0.2%
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (1)	$700	$ 700,840
		$ 700,840
Cable and Satellite Television — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30 (1)	$625	$ 558,727
		$ 558,727
Chemicals — 0.1%
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28 (1)	$209	$ 221,991
		$ 221,991
Commercial Services — 0.1%
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29 (1)	$489	$ 469,053
		$ 469,053
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28 (1)	$625	$ 616,432
		$ 616,432
Distribution & Wholesale — 0.4%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27 (1)	$602	$ 606,176
Performance Food Group, Inc., 5.50%, 10/15/27 (1)	1,000	992,325
		$ 1,598,501
Diversified Financial Services — 0.1%
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30 (1)	$625	$ 535,675
		$ 535,675

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Ecological Services and Equipment — 0.1%
GFL Environmental, Inc., 4.375%, 8/15/29 (1)	$366	$ 343,287
		$ 343,287
Engineering & Construction — 0.2%
TopBuild Corp., 3.625%, 3/15/29 (1)	$625	$ 573,532
		$ 573,532
Entertainment — 0.1%
Caesars Entertainment, Inc., 8.125%, 7/1/27 (1)	$339	$ 345,863
		$ 345,863
Food Service — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 3/15/29 (1)	$625	$ 578,058
		$ 578,058
Health Care — 0.5%
LifePoint Health, Inc., 5.375%, 1/15/29 (1)	$625	$ 572,645
Medline Borrower LP, 5.25%, 10/1/29 (1)	241	233,641
Tenet Healthcare Corp., 6.875%, 11/15/31	1,000	1,073,352
		$ 1,879,638
Home Furnishings — 0.2%
Tempur Sealy International, Inc., 4.00%, 4/15/29 (1)	$625	$ 576,534
		$ 576,534
Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (1)	$625	$ 623,215
AmWINS Group, Inc., 4.875%, 6/30/29 (1)	600	565,299
		$ 1,188,514
Leisure Goods/Activities/Movies — 0.3%
NCL Corp. Ltd., 5.875%, 2/15/27 (1)	$550	$ 549,801
Viking Cruises Ltd., 5.875%, 9/15/27 (1)	625	621,445
		$ 1,171,246
Media — 0.0% (6)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/26 (1)(7)	$0 (8)	$ 2
iHeartCommunications, Inc., 6.375%, 5/1/26	208	175,906
		$ 175,908
Security	Principal Amount (000's omitted)	Value
Nonferrous Metals/Minerals — 0.1%
New Gold, Inc., 7.50%, 7/15/27 (1)	$474	$ 482,007
		$ 482,007
Oil and Gas — 0.3%
Civitas Resources, Inc., 8.375%, 7/1/28 (1)	$250	$ 258,680
Permian Resources Operating LLC, 5.375%, 1/15/26 (1)	625	622,455
Vital Energy, Inc., 9.75%, 10/15/30	350	369,622
		$ 1,250,757
Pipelines — 0.1%
Venture Global LNG, Inc., 8.375%, 6/1/31 (1)	$447	$ 464,632
		$ 464,632
Real Estate Investment Trusts (REITs) — 0.2%
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (1)	$625	$ 603,947
		$ 603,947
Retail — 0.0% (6)
Evergreen AcqCo 1 LP/TVI, Inc., 9.75%, 4/26/28 (1)	$34	$ 35,809
		$ 35,809
Retailers (Except Food and Drug) — 0.1%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29 (1)	$355	$ 344,943
		$ 344,943
Technology — 0.2%
athenahealth Group, Inc., 6.50%, 2/15/30 (1)	$625	$ 591,539
		$ 591,539
Utilities — 0.4%
Calpine Corp., 5.00%, 2/1/31 (1)	$505	$ 477,131
NRG Energy, Inc., 3.625%, 2/15/31 (1)	1,000	886,327
		$ 1,363,458
Wireless Telecommunication Services — 0.1%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	$553	$ 555,716
		$ 555,716
Total Corporate Bonds (identified cost $19,851,389)		$ 20,255,138

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Senior Floating-Rate Loans — 141.9% (9)
Borrower/Description	Principal Amount * (000's omitted)		Value
Aerospace and Defense — 0.6%
Aernnova Aerospace SAU, Term Loan, 7.25%, (3 mo. EURIBOR + 4.00%), 2/27/30	EUR	500	$ 544,215
Dynasty Acquisition Co., Inc.:
Term Loan, 8/24/28 (10)		162	162,641
Term Loan, 8/24/28 (10)		63	62,710
HDI Aerospace Intermediate Holding III Corp., Term Loan, 9/19/31 (10)		650	648,781
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23 (3)(7)		391	310,425
Novaria Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 6/6/31		600	601,500
			$ 2,330,272
Air Freight & Logistics — 0.2%
AIT Worldwide Logistics, Inc., Term Loan, 4/5/30 (10)		650	$ 646,750
			$ 646,750
Airlines — 0.6%
American Airlines, Inc., Term Loan, 9.629%, (SOFR + 4.75%), 4/20/28		2,118	$ 2,181,146
			$ 2,181,146
Apparel & Luxury Goods — 1.1%
ABG Intermediate Holdings 2 LLC, Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28		747	$ 749,227
Gloves Buyer, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 12/29/27		2,219	2,213,805
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30		166	166,297
Varsity Brands, Inc., Term Loan, 8/26/31 (10)		1,000	997,768
			$ 4,127,097
Auto Components — 3.6%
Adient U.S. LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		1,554	$ 1,560,473
Autokiniton U.S. Holdings, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 4/6/28		3,100	3,106,327
Clarios Global LP:
Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31 (11)	EUR	630	684,737
Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30		2,070	2,074,557
DexKo Global, Inc.:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	314	329,436
Borrower/Description	Principal Amount * (000's omitted)		Value
Auto Components (continued)
DexKo Global, Inc.: (continued)
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	461	$ 483,802
Term Loan, 8.615%, (SOFR + 3.75%), 10/4/28		683	655,029
Garrett LX I SARL, Term Loan, 7.335%, (SOFR + 2.75%), 4/30/28		703	705,887
LSF12 Badger Bidco LLC, Term Loan, 10.685%, (SOFR + 6.00%), 8/30/30		298	293,656
LTI Holdings, Inc., Term Loan, 9.435%, (SOFR + 4.75%), 7/19/29		1,250	1,245,781
RealTruck Group, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 1/31/28		1,795	1,775,878
Term Loan, 9.80%, (SOFR + 5.00%), 1/31/28		672	665,245
			$ 13,580,808
Automobiles — 0.5%
MajorDrive Holdings IV LLC:
Term Loan, 8.865%, (SOFR + 4.00%), 6/1/28		605	$ 607,333
Term Loan, 10.254%, (SOFR + 5.50%), 6/1/29		1,438	1,447,562
			$ 2,054,895
Beverages — 1.2%
Arterra Wines Canada, Inc., Term Loan, 8.365%, (SOFR + 3.50%), 11/24/27		963	$ 947,060
City Brewing Co. LLC:
Term Loan, 8.418%, (SOFR + 3.50%), 4/5/28		569	443,866
Term Loan, 10.906%, (SOFR + 6.25%), 4/5/28		184	154,958
Term Loan - Second Lien, 9.918%, (SOFR + 5.262%), 8.409% cash, 1.509% PIK, 4/5/28		1,075	510,443
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		2,370	2,375,252
			$ 4,431,579
Biotechnology — 0.5%
Alkermes, Inc., Term Loan, 7.332%, (SOFR + 2.50%), 3/12/26		334	$ 334,701
Alltech, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 10/13/28		1,414	1,412,232
			$ 1,746,933
Building Products — 3.1%
Cornerstone Building Brands, Inc., Term Loan, 8.154%, (SOFR + 3.25%), 4/12/28		2,758	$ 2,716,155
CPG International, Inc., Term Loan, 6.718%, (SOFR + 2.00%), 9/19/31		725	727,341
LHS Borrower LLC, Term Loan, 9.535%, (SOFR + 4.75%), 2/16/29		993	953,256

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Building Products (continued)
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 10/10/31 (10)		2,025	$ 2,019,937
MI Windows and Doors LLC, Term Loan, 7.685%, (SOFR + 3.00%), 3/28/31		2,269	2,280,187
Oscar AcquisitionCo LLC, Term Loan, 8.495%, (SOFR + 4.25%), 4/29/29		2,276	2,263,012
Standard Industries, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 9/22/28		609	610,709
			$ 11,570,597
Capital Markets — 6.0%
Advisor Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/17/28		1,908	$ 1,910,499
AllSpring Buyer LLC, Term Loan, 8.137%, (SOFR + 3.25%), 11/1/28		1,319	1,320,032
Aretec Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/9/30		2,206	2,194,168
Citco Funding LLC, Term Loan, 7.308%, (SOFR + 2.75%), 4/27/28		767	770,818
Edelman Financial Center LLC, Term Loan, 7.935%, (SOFR + 3.25%), 4/7/28		2,428	2,431,143
EIG Management Co. LLC, Term Loan, 9.759%, (SOFR + 5.00%), 5/17/29		444	446,597
FinCo I LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/27/29		1,210	1,214,224
Focus Financial Partners LLC:
Term Loan, 0.00%, 9/15/31 (12)		419	420,416
Term Loan, 7.935%, (SOFR + 3.25%), 9/15/31		3,904	3,914,399
Franklin Square Holdings LP, Term Loan, 6.935%, (SOFR + 2.25%), 4/25/31		1,022	1,022,438
HighTower Holdings LLC, Term Loan, 8.748%, (SOFR + 3.50%), 4/21/28		2,237	2,243,551
Kestra Advisor Services Holdings A, Inc., Term Loan, 9.057%, (SOFR + 4.00%), 3/22/31		1,397	1,403,192
Mariner Wealth Advisors LLC, Term Loan, 7.604%, (SOFR + 3.00%), 8/18/28		1,827	1,829,953
Press Ganey Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/30/31		1,400	1,401,859
			$ 22,523,289
Chemicals — 7.7%
Aruba Investments Holdings LLC:
Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	483	$ 516,529
Term Loan, 8.785%, (SOFR + 4.00%), 11/24/27		1,436	1,436,891
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 12/20/29		1,738	1,745,631
Borrower/Description	Principal Amount * (000's omitted)		Value
Chemicals (continued)
Charter NEX U.S., Inc., Term Loan, 7.685%, (SOFR + 3.00%), 12/1/27		1,174	$ 1,175,176
CPC Acquisition Corp., Term Loan, 8.615%, (SOFR + 3.75%), 12/29/27		1,099	971,022
Discovery Purchaser Corp., Term Loan, 8.965%, (SOFR + 4.38%), 10/4/29		1,099	1,098,979
Flint Group Topco Ltd., Term Loan - Second Lien, 11.888%, (SOFR + 7.26%), 4.988% cash, 6.90% PIK, 12/30/27		19	3,927
Gemini HDPE LLC, Term Loan, 7.847%, (SOFR + 3.00%), 12/31/27		630	631,947
Groupe Solmax, Inc., Term Loan, 9.585%, (SOFR + 4.75%), 5/29/28 (11)		1,430	1,329,437
INEOS Enterprises Holdings II Ltd., Term Loan, 7.505%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	175	191,356
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 8.907%, (SOFR + 3.75%), 7/8/30		1,042	1,048,638
INEOS Finance PLC, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	4	4,114
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 3/14/30	EUR	275	298,570
Term Loan, 9.035%, (SOFR + 4.25%), 4/2/29		1,945	1,940,362
INEOS U.S. Finance LLC:
Term Loan, 7.285%, (SOFR + 2.50%), 11/8/28		512	512,301
Term Loan, 7.935%, (SOFR + 3.25%), 2/18/30		1,917	1,918,040
Term Loan, 8.435%, (SOFR + 3.75%), 2/7/31		549	550,511
Lonza Group AG, Term Loan, 8.629%, (SOFR + 3.93%), 7/3/28		2,396	2,338,071
Momentive Performance Materials, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 3/29/28		1,775	1,782,127
Nouryon Finance BV, Term Loan, 7.784%, (SOFR + 3.50%), 4/3/28		594	596,239
Olympus Water U.S. Holding Corp., Term Loan, 8.104%, (SOFR + 3.50%), 6/20/31		2,060	2,066,703
Orion Engineered Carbons GmbH, Term Loan, 6.854%, (SOFR + 2.15%), 9/24/28		315	313,674
Paint Intermediate III LLC, Term Loan, 10.00%, (USD Prime + 2.00%), 9/11/31		525	523,687
Rohm Holding GmbH, Term Loan, 10.588%, (SOFR + 5.50%), 1/31/29		1,421	1,341,750
SCUR-Alpha 1503 GmbH, Term Loan, 10.085%, (SOFR + 5.50%), 3/29/30		468	447,253
Tronox Finance LLC:
Term Loan, 7.14%, (SOFR + 2.50%), 9/18/31 (11)		425	424,924
Term Loan, 7.354%, (SOFR + 2.75%), 4/4/29		1,474	1,474,119

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)	Value
Chemicals (continued)
W.R. Grace & Co.-Conn., Term Loan, 7.854%, (SOFR + 3.25%), 9/22/28	2,383	$ 2,391,064
		$ 29,073,042
Commercial Services & Supplies — 4.9%
Albion Financing 3 SARL, Term Loan, 9.096%, (SOFR + 4.25%), 8/16/29	1,584	$ 1,593,742
Allied Universal Holdco LLC, Term Loan, 8.535%, (SOFR + 3.75%), 5/12/28	3,811	3,807,698
Belfor Holdings, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 11/1/30	584	588,299
EnergySolutions LLC, Term Loan, 8.104%, (SOFR + 3.50%), 9/20/30	1,469	1,472,512
Flame Newco LLC, Term Loan, 10.785%, (SOFR + 6.10%), 6/30/28	199	194,434
Foundever Worldwide Corp., Term Loan, 8.55%, (SOFR + 3.75%), 8/28/28	2,255	1,447,789
Garda World Security Corp., Term Loan, 8.286%, (SOFR + 3.50%), 2/1/29	2,390	2,392,510
GFL Environmental, Inc., Term Loan, 6.61%, (SOFR + 2.00%), 7/3/31	925	925,000
Heritage-Crystal Clean, Inc., Term Loan, 9.259%, (SOFR + 4.50%), 10/17/30	695	699,613
Monitronics International, Inc., Term Loan, 12.447%, (SOFR + 7.50%), 6/30/28	1,006	1,011,245
Prime Security Services Borrower LLC, Term Loan, 7.107%, (SOFR + 2.25%), 10/13/30	948	949,051
Tempo Acquisition LLC, Term Loan, 6.935%, (SOFR + 2.25%), 8/31/28	1,248	1,250,082
TMF Group Holding BV, Term Loan, 8.092%, (SOFR + 3.50%), 5/3/28	372	374,286
TruGreen LP, Term Loan, 8.797%, (SOFR + 4.00%), 11/2/27	2,004	1,951,826
		$ 18,658,087
Construction Materials — 1.1%
Construction Partners, Inc., Term Loan, 10/29/31 (10)	525	$ 523,688
Quikrete Holdings, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 3/19/29	2,438	2,440,417
Star Holding LLC, Term Loan, 9.185%, (SOFR + 4.50%), 7/31/31	1,225	1,204,874
		$ 4,168,979
Consumer Staples Distribution & Retail — 0.9%
Cardenas Markets, Inc., Term Loan, 11.454%, (SOFR + 6.75%), 8/1/29	394	$ 385,893
Borrower/Description	Principal Amount * (000's omitted)		Value
Consumer Staples Distribution & Retail (continued)
Peer Holding III BV:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	525	$ 573,776
Term Loan, 7.604%, (SOFR + 3.00%), 7/1/31		1,400	1,403,791
Term Loan, 7.854%, (SOFR + 3.25%), 10/28/30		1,095	1,098,946
			$ 3,462,406
Containers & Packaging — 1.5%
Altium Packaging LLC, Term Loan, 7.185%, (SOFR + 2.50%), 6/11/31		474	$ 471,740
Berlin Packaging LLC, Term Loan, 8.57%, (SOFR + 3.75%), 6/9/31 (11)		1,762	1,767,777
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.86%, (SOFR + 3.18%), 4/13/29		2,037	2,034,705
Pretium Packaging LLC, Term Loan - Second Lien, 9.848%, (SOFR + 4.60%), 8.666% cash, 1.182% PIK, 10/2/28		35	28,985
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.068%, (SOFR + 6.75%), 10/1/29		300	112,800
Proampac PG Borrower LLC, Term Loan, 8.839%, (SOFR + 4.00%), 9/15/28		1,117	1,121,985
			$ 5,537,992
Distributors — 0.7%
CD&R Hydra Buyer, Inc., Term Loan, 8.785%, (SOFR + 4.00%), 3/25/31		1,119	$ 1,118,256
Parts Europe SA, Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	EUR	1,475	1,608,442
Phillips Feed Service, Inc., Term Loan, 11.785%, (SOFR + 7.00%), 11/13/24 (3)		100	60,905
			$ 2,787,603
Diversified Consumer Services — 2.0%
Ascend Learning LLC, Term Loan, 8.285%, (SOFR + 3.50%), 12/11/28		1,530	$ 1,531,195
Fugue Finance BV, Term Loan, 9.057%, (SOFR + 4.00%), 1/31/28		499	501,806
KUEHG Corp., Term Loan, 7.839%, (SOFR + 3.25%), 6/12/30		1,424	1,429,470
Project Boost Purchaser LLC:
Term Loan, 8.147%, (SOFR + 3.50%), 7/16/31		1,200	1,202,859
Term Loan - Second Lien, 9.897%, (SOFR + 5.25%), 7/16/32		375	377,656

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Diversified Consumer Services (continued)
Spring Education Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 10/4/30		845	$ 851,100
Wand NewCo 3, Inc., Term Loan, 7.905%, (SOFR + 3.25%), 1/30/31 (11)		1,746	1,747,807
			$ 7,641,893
Diversified Financial Services — 0.4%
Concorde Midco Ltd., Term Loan, 7.092%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	525	$ 570,236
Sandy BidCo BV, Term Loan, 6.823%, (6 mo. EURIBOR + 3.60%), 8/17/29	EUR	925	1,003,841
			$ 1,574,077
Diversified Telecommunication Services — 2.7%
Altice France SA, Term Loan, 10.147%, (SOFR + 5.50%), 8/15/28		1,174	$ 938,953
Anuvu Holdings 2 LLC:
Term Loan, 8.963%, (SOFR + 4.00%), 9/27/27 (3)		398	318,666
Term Loan, 13.213%, (SOFR + 8.25%), 3/23/26 (3)		987	394,097
Level 3 Financing, Inc.:
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/30		100	102,205
Term Loan, 4/15/29 (10)		2,000	2,045,000
Lumen Technologies, Inc., Term Loan, 4/15/30 (10)		1,000	898,438
Virgin Media Bristol LLC, Term Loan, 8.15%, (SOFR + 3.25%), 1/31/29		4,200	4,102,220
Zayo Group Holdings, Inc., Term Loan, 6.396%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	1,375	1,431,825
			$ 10,231,404
Electrical Equipment — 1.1%
AZZ, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 5/13/29		1,125	$ 1,129,922
WEC U.S. Holdings Ltd., Term Loan, 7.595%, (SOFR + 2.75%), 1/27/31		3,092	3,099,303
			$ 4,229,225
Electronic Equipment, Instruments & Components — 2.4%
Chamberlain Group, Inc.:
Term Loan, 8.035%, (SOFR + 3.25%), 11/3/28		1,289	$ 1,288,462
Term Loan, 8.185%, (SOFR + 3.50%), 11/3/28		1,169	1,171,642
Creation Technologies, Inc., Term Loan, 10.351%, (SOFR + 5.50%), 10/5/28		1,319	1,289,029
Ingram Micro, Inc., Term Loan, 7.564%, (SOFR + 2.75%), 9/22/31		1,416	1,419,552
Mirion Technologies, Inc., Term Loan, 6.854%, (SOFR + 2.25%), 10/20/28		502	502,515
Borrower/Description	Principal Amount * (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
MX Holdings U.S., Inc., Term Loan, 7.561%, (SOFR + 2.75%), 7/31/28		248	$ 248,531
Range Red Operating, Inc.:
Term Loan, 12.693%, (SOFR + 8.00%), 10/1/29		175	174,088
Term Loan - Second Lien, 12.693%, (SOFR + 8.00%), 10/1/29		732	730,273
Verifone Systems, Inc., Term Loan, 9.333%, (SOFR + 4.00%), 8/20/25		1,082	1,009,697
Verisure Holding AB:
Term Loan, 6.345%, (3 mo. EURIBOR + 3.00%), 3/27/28	EUR	775	843,358
Term Loan, 6.598%, (3 mo. EURIBOR + 3.50%), 5/30/30	EUR	229	250,050
			$ 8,927,197
Energy Equipment & Services — 0.5%
Ameriforge Group, Inc., Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25 (3)		57	$ 26,357
GIP Pilot Acquisition Partners LP, Term Loan, 7.09%, (SOFR + 2.50%), 10/4/30		472	472,444
PG Investment Co. 59 SARL, Term Loan, 7.604%, (SOFR + 3.00%), 3/26/31		1,397	1,401,024
			$ 1,899,825
Engineering & Construction — 1.4%
American Residential Services LLC, Term Loan, 8.365%, (SOFR + 3.50%), 10/15/27		553	$ 555,513
Arcosa, Inc., Term Loan, 7.081%, (SOFR + 2.25%), 8/12/31		375	377,109
Artera Services LLC, Term Loan, 9.104%, (SOFR + 4.50%), 2/15/31		423	418,541
Azuria Water Solutions, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 5/17/28		1,247	1,257,325
Northstar Group Services, Inc., Term Loan, 10.014%, (SOFR + 4.75%), 5/8/30		1,895	1,904,252
Platea BC Bidco AB:
Term Loan, 1.865%, (3 mo. EURIBOR + 4.00%), 4/3/31 (12)	EUR	142	154,483
Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 4/3/31	EUR	708	772,416
			$ 5,439,639
Entertainment — 1.4%
City Football Group Ltd., Term Loan, 7.832%, (SOFR + 3.00%), 7/22/30		1,241	$ 1,228,764
Crown Finance U.S., Inc., Term Loan, 13.30%, (SOFR + 8.50%), 6.30% cash, 7.00% PIK, 7/31/28		328	330,475

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Entertainment (continued)
Renaissance Holding Corp., Term Loan, 8.935%, (SOFR + 4.25%), 4/5/30		1,906	$ 1,912,609
UFC Holdings LLC, Term Loan, 7.638%, (SOFR + 2.75%), 4/29/26		1,705	1,708,786
Vue Entertainment International Ltd., Term Loan, 11.446%, (3 mo. EURIBOR + 8.40%), 3.046% cash, 8.40% PIK, 12/31/27	EUR	271	182,283
Vue International Bidco PLC, Term Loan, 11.046%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	69	74,921
			$ 5,437,838
Financial Services — 2.2%
Boost Newco Borrower LLC, Term Loan, 7.104%, (SOFR + 2.50%), 1/31/31		2,975	$ 2,977,790
CPI Holdco B LLC, Term Loan, 6.685%, (SOFR + 2.00%), 5/19/31		1,225	1,213,261
Grant Thornton Advisors LLC, Term Loan, 7.935%, (SOFR + 3.25%), 6/2/31		2,000	2,002,876
NCR Atleos LLC, Term Loan, 8.398%, (SOFR + 3.75%), 3/27/29		786	787,394
Nuvei Technologies Corp.:
Term Loan, 7.785%, (SOFR + 3.00%), 12/19/30		839	839,608
Term Loan, 7/18/31 (10)		525	524,016
			$ 8,344,945
Food Products — 1.5%
Badger Buyer Corp., Term Loan, 10.30%, (SOFR + 3.50%), 12/27/24		335	$ 320,317
CHG PPC Parent LLC, Term Loan, 7.55%, (SOFR + 2.75%), 12/8/28		390	389,190
Del Monte Foods, Inc.:
Term Loan, 13.166%, (SOFR + 8.00%), 8/2/28		418	400,479
Term Loan - Second Lien, 9.427%, (SOFR + 4.40%), 8/2/28 (11)		884	505,249
Nomad Foods U.S. LLC, Term Loan, 6.968%, (SOFR + 2.50%), 11/12/29		1,960	1,963,569
POP Bidco SAS, Term Loan, 10/11/31 (10)	EUR	1,225	1,327,497
Simply Good Foods USA, Inc., Term Loan, 7.318%, (SOFR + 2.50%), 3/17/27		153	153,922
United Petfood Group BV, Term Loan, 5.822%, (3 mo. EURIBOR + 2.75%), 4/24/28	EUR	700	760,791
			$ 5,821,014
Gas Utilities — 0.7%
CQP Holdco LP, Term Loan, 6.854%, (SOFR + 2.25%), 12/31/30		2,607	$ 2,607,921
			$ 2,607,921
Borrower/Description	Principal Amount * (000's omitted)		Value
Health Care Equipment & Supplies — 1.6%
Bayou Intermediate II LLC, Term Loan, 9.347%, (SOFR + 4.50%), 8/2/28		1,518	$ 1,488,113
Journey Personal Care Corp., Term Loan, 9.05%, (SOFR + 4.25%), 3/1/28		2,469	2,468,238
Medline Borrower LP, Term Loan, 7.435%, (SOFR + 2.75%), 10/23/28		2,220	2,225,358
			$ 6,181,709
Health Care Providers & Services — 8.6%
AEA International Holdings (Lux) SARL, Term Loan, 7.354%, (SOFR + 2.75%), 9/7/28		1,588	$ 1,591,915
Biogroup-LCD, Term Loan, 7.069%, (3 mo. EURIBOR + 3.50%), 2/9/28	EUR	225	236,292
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.604%, (SOFR + 8.00%), 10.354% cash, 2.25% PIK, 1/15/26		2,196	1,899,492
Cano Health LLC, Term Loan, 12.604%, (SOFR + 8.00%), 6/28/29		469	469,914
CCRR Parent, Inc., Term Loan, 9.05%, (SOFR + 4.25%), 3/6/28		2,525	1,942,394
Cerba Healthcare SAS:
Term Loan, 6.846%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	350	330,874
Term Loan, 7.096%, (1 mo. EURIBOR + 3.95%), 2/16/29	EUR	500	472,491
CHG Healthcare Services, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		1,634	1,639,831
Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		397	398,923
CNT Holdings I Corp., Term Loan, 8.085%, (SOFR + 3.50%), 11/8/27		1,500	1,505,110
Concentra Health Services, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 7/28/31		375	375,937
Covis Finco SARL, Term Loan, 0.00%, 2/18/27 (7)		617	249,865
Electron BidCo, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 11/1/28		658	660,182
Ensemble RCM LLC, Term Loan, 7.585%, (SOFR + 3.00%), 8/1/29		1,450	1,453,813
Hanger, Inc.:
Term Loan, 10/23/31 (10)		1,152	1,153,510
Term Loan, 10/23/31 (10)		148	148,521
IVC Acquisition Ltd.:
Term Loan, 8.795%, (6 mo. EURIBOR + 5.00%), 12/12/28	EUR	1,325	1,445,357
Term Loan, 9.393%, (SOFR + 4.75%), 12/12/28		1,042	1,047,566
LSCS Holdings, Inc., Term Loan, 9.30%, (SOFR + 4.61%), 12/16/28		608	608,699
Medical Solutions Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 11/1/28		2,448	1,838,958

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.:
Term Loan, 8.454%, (SOFR + 3.75%), 3/2/28		59	$ 57,819
Term Loan, 8.52%, (SOFR + 3.75%), 3/2/28 (11)		1,999	1,967,480
Option Care Health, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 10/27/28		340	341,566
Pacific Dental Services LLC, Term Loan, 7.536%, (SOFR + 2.75%), 3/15/31		871	872,167
Phoenix Guarantor, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/21/31		1,632	1,634,452
R1 RCM, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 6/21/29		223	222,570
Radnet Management, Inc., Term Loan, 7.132%, (SOFR + 2.50%), 4/18/31		723	725,372
Raven Acquisition Holdings LLC:
Term Loan, 10/24/31 (10)		1,493	1,487,360
Term Loan, 10/24/31 (10)		107	106,240
Select Medical Corp., Term Loan, 7.685%, (SOFR + 3.00%), 3/6/27		28	27,944
Sound Inpatient Physicians, Term Loan - Second Lien, 11.365%, (SOFR + 5.00%), 9.865% cash, 1.50% PIK, 6/28/28		370	333,874
Surgery Center Holdings, Inc., Term Loan, 7.495%, (SOFR + 2.75%), 12/19/30		2,192	2,200,230
Synlab Bondco PLC:
Term Loan, 6.178%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	300	326,427
Term Loan, 6.888%, (3 mo. EURIBOR + 3.75%), 4/16/31	EUR	525	572,199
TTF Holdings LLC, Term Loan, 8.435%, (SOFR + 3.75%), 7/18/31		1,425	1,434,797
U.S. Anesthesia Partners, Inc., Term Loan, 9.209%, (SOFR + 4.25%), 10/1/28		897	886,346
			$ 32,666,487
Health Care Technology — 2.7%
athenahealth Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29		1,758	$ 1,755,618
Certara LP, Term Loan, 7.685%, (SOFR + 3.00%), 6/26/31		933	934,455
eResearchTechnology, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 2/4/27		314	314,911
Imprivata, Inc., Term Loan, 8.085%, (SOFR + 3.50%), 12/1/27		2,577	2,591,199
PointClickCare Technologies, Inc.:
Term Loan, 7.604%, (SOFR + 3.00%), 12/29/27		603	605,104
Term Loan, 10/10/31 (10)		625	626,953
Project Ruby Ultimate Parent Corp., Term Loan, 8.05%, (SOFR + 3.25%), 3/10/28		1,086	1,089,018
Borrower/Description	Principal Amount * (000's omitted)	Value
Health Care Technology (continued)
Symplr Software, Inc., Term Loan, 9.185%, (SOFR + 4.50%), 12/22/27	1,683	$ 1,547,431
Waystar Technologies, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 10/22/29	920	924,541
		$ 10,389,230
Hotels, Restaurants & Leisure — 5.8%
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31	2,313	$ 2,318,798
Carnival Corp., Term Loan, 7.435%, (SOFR + 2.75%), 10/18/28	2,512	2,520,421
ClubCorp Holdings, Inc., Term Loan, 9.865%, (SOFR + 5.00%), 9/18/26	1,248	1,251,817
Fertitta Entertainment LLC, Term Loan, 8.185%, (SOFR + 3.50%), 1/27/29	1,970	1,972,405
Flutter Financing BV, Term Loan, 6.604%, (SOFR + 2.00%), 11/29/30	3,126	3,131,258
IRB Holding Corp., Term Loan, 7.535%, (SOFR + 2.75%), 12/15/27	2,420	2,422,101
Ontario Gaming GTA LP, Term Loan, 8.893%, (SOFR + 4.25%), 8/1/30	1,493	1,494,925
Oravel Stays Singapore Pte. Ltd., Term Loan, 13.325%, (SOFR + 8.25%), 6/23/26	377	379,894
Playa Resorts Holding BV, Term Loan, 7.435%, (SOFR + 2.75%), 1/5/29	2,014	2,013,096
Scientific Games Holdings LP, Term Loan, 7.59%, (SOFR + 3.00%), 4/4/29	1,975	1,970,263
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 8/25/28	1,723	1,724,049
Wyndham Hotels & Resorts, Inc., Term Loan, 6.435%, (SOFR + 1.75%), 5/24/30	792	792,863
		$ 21,991,890
Household Durables — 2.6%
ACProducts, Inc., Term Loan, 9.115%, (SOFR + 4.25%), 5/17/28	2,707	$ 2,268,278
Libbey Glass, Inc., Term Loan, 11.267%, (SOFR + 6.50%), 11/22/27	657	651,855
Madison Safety & Flow LLC, Term Loan, 7.968%, (SOFR + 3.25%), 9/26/31	775	779,036
Serta Simmons Bedding LLC:
Term Loan, 12.218%, (SOFR + 7.50%), 6/29/28	1,432	1,210,403
Term Loan, 12.232%, (SOFR + 7.50%), 6/29/28	156	154,732

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Household Durables (continued)
Solis IV BV, Term Loan, 8.571%, (SOFR + 3.50%), 2/26/29		2,957	$ 2,954,112
Tempur Sealy International, Inc., Term Loan, 10/3/31 (10)		1,675	1,676,047
			$ 9,694,463
Household Products — 0.5%
Kronos Acquisition Holdings, Inc., Term Loan, 9.314%, (SOFR + 4.00%), 7/8/31		1,825	$ 1,719,555
			$ 1,719,555
Independent Power and Renewable Electricity Producers — 0.3%
Thunder Generation Funding LLC, Term Loan, 7.61%, (SOFR + 3.00%), 10/3/31		1,075	$ 1,077,688
			$ 1,077,688
Industrial Conglomerates — 1.5%
AAG U.S. GSI Bidco, Inc., Term Loan, 10/8/31 (10)		500	$ 500,000
Crown Equipment Corp., Term Loan, 7.324%, (SOFR + 2.50%), 10/10/31		1,050	1,051,750
John Bean Technologies Corp., Term Loan, 10/9/31 (10)		725	726,359
Kohler Energy Co. LLC, Term Loan, 9.354%, (SOFR + 4.75%), 5/1/31		2,319	2,333,683
nVent Electric PLC, Term Loan, 9/12/31 (10)		1,125	1,128,516
			$ 5,740,308
Insurance — 2.3%
Alliant Holdings Intermediate LLC, Term Loan, 7.759%, (SOFR + 3.00%), 9/19/31		1,630	$ 1,625,265
AmWINS Group, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 2/19/28		511	511,109
Broadstreet Partners, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 6/13/31		1,621	1,622,226
Financiere CEP SAS, Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	500	545,277
Ryan Specialty Group LLC, Term Loan, 6.935%, (SOFR + 2.25%), 9/15/31		1,225	1,226,531
Truist Insurance Holdings LLC:
Term Loan, 7.854%, (SOFR + 3.25%), 5/6/31		1,100	1,102,063
Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32		500	508,125
USI, Inc., Term Loan, 7.354%, (SOFR + 2.75%), 9/27/30		1,496	1,498,111
			$ 8,638,707
Borrower/Description	Principal Amount * (000's omitted)		Value
Interactive Media & Services — 1.2%
Arches Buyer, Inc., Term Loan, 8.035%, (SOFR + 3.25%), 12/6/27		1,959	$ 1,881,428
Buzz Finco LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/29/27		200	199,750
Foundational Education Group, Inc., Term Loan, 8.597%, (SOFR + 3.75%), 8/31/28		1,434	1,405,749
Getty Images, Inc., Term Loan, 8.845%, (SOFR + 4.50%), 2/19/26		909	905,653
			$ 4,392,580
IT Services — 6.7%
Asurion LLC:
Term Loan, 8.05%, (SOFR + 3.25%), 7/31/27		1,451	$ 1,441,687
Term Loan, 8.785%, (SOFR + 4.00%), 8/19/28		1,087	1,078,209
Term Loan, 8.935%, (SOFR + 4.25%), 9/19/30		1,139	1,126,838
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/31/28		1,830	1,769,152
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/20/29		1,400	1,340,791
Endure Digital, Inc., Term Loan, 8.471%, (SOFR + 3.50%), 2/10/28		3,955	3,594,922
Gainwell Acquisition Corp., Term Loan, 8.704%, (SOFR + 4.00%), 10/1/27		2,781	2,681,662
Go Daddy Operating Co. LLC:
Term Loan, 6.435%, (SOFR + 1.75%), 5/30/31		349	348,490
Term Loan, 6.685%, (SOFR + 2.00%), 11/9/29		1,803	1,803,765
Indy U.S. Bidco LLC, Term Loan, 6.896%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	580	625,552
NAB Holdings LLC, Term Loan, 7.354%, (SOFR + 2.75%), 11/23/28		3,118	3,117,630
Plano HoldCo, Inc., Term Loan, 8.092%, (SOFR + 3.50%), 10/2/31		575	579,313
Rackspace Finance LLC:
Term Loan, 11.183%, (SOFR + 6.25%), 5/15/28		1,732	1,765,065
Term Loan - Second Lien, 7.683%, (SOFR + 2.75%), 5/15/28		3,691	2,217,814
Sedgwick Claims Management Services, Inc., Term Loan, 7.585%, (SOFR + 3.00%), 7/31/31		1,118	1,119,931
Synechron, Inc., Term Loan, 8.36%, (SOFR + 3.75%), 10/3/31		875	871,719
			$ 25,482,540
Leisure Products — 0.7%
Fender Musical Instruments Corp., Term Loan, 8.785%, (SOFR + 4.00%), 12/1/28		256	$ 245,602

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Leisure Products (continued)
Recess Holdings, Inc., Term Loan, 9.085%, (SOFR + 4.50%), 2/20/30		1,294	$ 1,302,288
Tait LLC, Term Loan, 9.197%, (SOFR + 4.50%), 10/1/31		975	981,094
			$ 2,528,984
Life Sciences Tools & Services — 1.7%
Cambrex Corp., Term Loan, 8.285%, (SOFR + 3.50%), 12/4/26		288	$ 287,014
Catalent Pharma Solutions, Inc., Term Loan, 7.745%, (SOFR + 3.00%), 2/22/28		274	274,138
Curia Global, Inc., Term Loan, 8.336%, (SOFR + 3.75%), 8/30/26 (11)		1,808	1,725,525
IQVIA, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 1/2/31		1,340	1,345,876
LGC Group Holdings Ltd., Term Loan, 6.396%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	475	513,710
Loire Finco Luxembourg SARL, Term Loan, 8.285%, (SOFR + 3.50%), 4/21/27		311	310,545
Packaging Coordinators Midco, Inc., Term Loan, 7.835%, (SOFR + 3.25%), 11/30/27		1,341	1,344,752
Sotera Health Holdings LLC, Term Loan, 7.835%, (SOFR + 3.25%), 5/30/31		775	777,665
			$ 6,579,225
Machinery — 8.6%
AI Aqua Merger Sub, Inc., Term Loan, 8.357%, (SOFR + 3.50%), 7/31/28		2,156	$ 2,161,880
American Trailer World Corp., Term Loan, 8.535%, (SOFR + 3.75%), 3/3/28		1,261	1,131,512
Apex Tool Group LLC:
Term Loan, 14.872%, (SOFR + 10.10%), 7.418% cash, 7.454% PIK, 2/8/30		1,203	1,146,070
Term Loan - Second Lien, 12.068%, (SOFR + 7.35%), 4.718% cash, 7.35% PIK, 2/8/29		515	492,039
Barnes Group, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 9/3/30		519	520,791
Clark Equipment Co., Term Loan, 6.604%, (SOFR + 2.00%), 4/20/29		864	864,320
Conair Holdings LLC, Term Loan, 8.55%, (SOFR + 3.75%), 5/17/28		2,134	1,961,056
CPM Holdings, Inc., Term Loan, 9.344%, (SOFR + 4.50%), 9/28/28		1,894	1,862,736
Cube Industrials Buyer, Inc., Term Loan, 8.132%, (SOFR + 3.50%), 10/9/31		425	425,797
EMRLD Borrower LP:
Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30		729	729,689
Term Loan, 7.557%, (SOFR + 2.50%), 8/4/31		1,025	1,025,534
Borrower/Description	Principal Amount * (000's omitted)		Value
Machinery (continued)
Engineered Machinery Holdings, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 5/19/28		3,408	$ 3,422,541
Filtration Group Corp., Term Loan, 8.30%, (SOFR + 3.50%), 10/21/28		631	632,155
Gates Global LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/4/31		2,325	2,333,356
Icebox Holdco III, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 12/22/28		707	711,026
Madison IAQ LLC, Term Loan, 7.889%, (SOFR + 2.75%), 6/21/28		2,419	2,420,513
Pro Mach Group, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 8/31/28		1,485	1,492,777
Roper Industrial Products Investment Co. LLC, Term Loan, 7.854%, (SOFR + 3.25%), 11/22/29		1,305	1,307,263
SPX Flow, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/5/29		1,535	1,540,167
Terex Corp., Term Loan, 6.685%, (SOFR + 2.00%), 10/8/31		2,350	2,355,875
TK Elevator Midco GmbH, Term Loan, 7.59%, (6 mo. EURIBOR + 4.00%), 4/30/30	EUR	900	983,345
TK Elevator Topco GmbH, Term Loan, 7.215%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	500	545,404
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30		1,996	2,003,470
Zephyr German BidCo GmbH, Term Loan, 6.865%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	600	649,999
			$ 32,719,315
Media — 0.9%
Aragorn Parent Corp., Term Loan, 8.745%, (SOFR + 4.00%), 12/15/28		1,300	$ 1,306,480
Gray Television, Inc., Term Loan, 7.959%, (SOFR + 3.00%), 12/1/28		800	756,522
Hubbard Radio LLC, Term Loan, 9.185%, (SOFR + 4.50%), 9/30/27		460	352,221
MJH Healthcare Holdings LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/28/29		468	468,933
Sinclair Television Group, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 9/30/26		570	553,748
			$ 3,437,904
Metals/Mining — 1.2%
AAP Buyer, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 9/9/31		475	$ 477,672
Arsenal AIC Parent LLC, Term Loan, 7.935%, (SOFR + 3.25%), 8/18/30		1,489	1,494,170
Dynacast International LLC, Term Loan, 14.407%, (SOFR + 9.25%), 10/22/25		325	304,596

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)	Value
Metals/Mining (continued)
PMHC II, Inc., Term Loan, 9.058%, (SOFR + 4.25%), 4/23/29	1,799	$ 1,778,406
WireCo WorldGroup, Inc., Term Loan, 8.382%, (SOFR + 3.75%), 11/13/28	369	361,245
		$ 4,416,089
Oil, Gas & Consumable Fuels — 2.6%
Epic Crude Services LP, Term Loan, 7.656%, (SOFR + 3.00%), 10/10/31	625	$ 625,235
Freeport LNG Investments LLLP, Term Loan, 8.379%, (SOFR + 3.50%), 12/21/28	1,325	1,320,511
ITT Holdings LLC, Term Loan, 7.535%, (SOFR + 2.75%), 10/11/30	817	817,383
Matador Bidco SARL, Term Loan, 9.035%, (SOFR + 4.25%), 7/30/29	3,306	3,323,360
Oryx Midstream Services Permian Basin LLC, Term Loan, 7.918%, (SOFR + 3.00%), 10/5/28	871	872,304
Oxbow Carbon LLC, Term Loan, 8.185%, (SOFR + 3.50%), 5/10/30	518	521,030
UGI Energy Services LLC, Term Loan, 7.185%, (SOFR + 2.50%), 2/22/30	2,352	2,357,386
		$ 9,837,209
Passenger Airlines — 0.1%
WestJet Loyalty LP, Term Loan, 8.354%, (SOFR + 3.75%), 2/14/31	498	$ 498,255
		$ 498,255
Personal Products — 0.3%
Olaplex, Inc., Term Loan, 8.285%, (SOFR + 3.50%), 2/23/29	1,280	$ 1,242,209
		$ 1,242,209
Pharmaceuticals — 1.4%
Ceva Sante Animale, Term Loan, 8.354%, (SOFR + 3.25%), 11/8/30	398	$ 400,902
Jazz Financing Lux SARL, Term Loan, 6.935%, (SOFR + 2.25%), 5/5/28	2,177	2,179,233
Mallinckrodt International Finance SA:
Term Loan, 12.245%, (SOFR + 7.50%), 11/14/28	373	397,406
Term Loan - Second Lien, 14.245%, (SOFR + 9.50%), 11/14/28	2,116	2,284,361
		$ 5,261,902
Professional Services — 6.8%
AAL Delaware Holdco, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 7/30/31	700	$ 703,937
Borrower/Description	Principal Amount * (000's omitted)		Value
Professional Services (continued)
AlixPartners LLP:
Term Loan, 6.345%, (3 mo. EURIBOR + 3.00%), 2/4/28	EUR	483	$ 525,729
Term Loan, 7.30%, (SOFR + 2.50%), 2/4/28		543	544,323
APFS Staffing Holdings, Inc., Term Loan, 8.628%, (SOFR + 4.00%), 12/29/28 (11)		240	239,253
Apleona Holding GmbH, Term Loan, 5.756%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	750	813,416
Camelot U.S. Acquisition LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		2,793	2,798,839
CoreLogic, Inc., Term Loan, 8.30%, (SOFR + 3.50%), 6/2/28		1,806	1,800,735
Corporation Service Co., Term Loan, 7.185%, (SOFR + 2.50%), 11/2/29		246	246,701
Crisis Prevention Institute, Inc., Term Loan, 9.354%, (SOFR + 4.75%), 4/9/31		325	326,896
Deerfield Dakota Holding LLC, Term Loan, 8.354%, (SOFR + 3.75%), 4/9/27		2,061	2,035,140
EAB Global, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 8/16/28		2,204	2,199,422
Employbridge Holding Co., Term Loan, 9.623%, (SOFR + 4.75%), 7/19/28 (11)		1,945	1,396,072
First Advantage Holdings LLC, Term Loan, 9/19/31 (10)		1,600	1,595,000
Fleet Midco I Ltd., Term Loan, 7.578%, (SOFR + 2.75%), 2/21/31		686	685,625
Genuine Financial Holdings LLC, Term Loan, 8.685%, (SOFR + 4.00%), 9/27/30		396	395,918
Lernen Bidco Ltd., Term Loan, 11.00%, (USD Prime + 3.00%), 9/30/31		525	528,937
Mermaid Bidco, Inc., Term Loan, 8.492%, (SOFR + 3.25%), 7/3/31		474	474,701
Neptune Bidco U.S., Inc., Term Loan, 9.758%, (SOFR + 5.00%), 4/11/29		1,822	1,685,581
Planet U.S. Buyer LLC, Term Loan, 8.604%, (SOFR + 3.50%), 2/7/31		1,222	1,227,283
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 7.018%, (3 mo. EURIBOR + 3.75%), 7/15/29	EUR	2,339	2,553,692
Teneo Holdings LLC, Term Loan, 9.435%, (SOFR + 4.75%), 3/13/31		1,270	1,272,997
Tidal Waste & Recycling Holdings LLC, Term Loan, 10/3/31 (10)		650	651,219
Vaco Holdings LLC, Term Loan, 9.785%, (SOFR + 5.00%), 1/21/29		1,230	1,204,801
			$ 25,906,217
Real Estate Management & Development — 0.8%
Greystar Real Estate Partners LLC, Term Loan, 7.495%, (SOFR + 2.75%), 8/21/30		2,087	$ 2,091,735

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Real Estate Management & Development (continued)
Homeserve USA Holding Corp., Term Loan, 7.009%, (SOFR + 2.25%), 10/21/30		920	$ 918,649
			$ 3,010,384
Road & Rail — 1.6%
First Student Bidco, Inc.:
Term Loan, 7.865%, (SOFR + 3.00%), 7/21/28		383	$ 383,886
Term Loan, 7.865%, (SOFR + 3.00%), 7/21/28		1,253	1,255,220
Hertz Corp.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		1,239	1,105,876
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		241	215,416
Term Loan, 8.493%, (SOFR + 3.75%), 6/30/28		744	665,352
Kenan Advantage Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 1/25/29		2,341	2,343,429
			$ 5,969,179
Semiconductors & Semiconductor Equipment — 0.7%
Altar Bidco, Inc.:
Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29		1,788	$ 1,790,602
Term Loan - Second Lien, 9.747%, (SOFR + 5.60%), 2/1/30		450	441,351
Bright Bidco BV, Term Loan, 12.585%, (SOFR + 8.00%), 4.585% cash, 8.00% PIK, 10/31/27		445	219,902
			$ 2,451,855
Software — 19.9%
Applied Systems, Inc., Term Loan, 7.604%, (SOFR + 3.00%), 2/24/31		644	$ 645,962
AppLovin Corp., Term Loan, 7.185%, (SOFR + 2.50%), 8/16/30		1,789	1,793,204
Astra Acquisition Corp.:
Term Loan, 9.854%, (SOFR + 5.25%), 10/25/28		735	58,785
Term Loan, 11.418%, (SOFR + 6.75%), 2/25/28		527	432,188
Term Loan, 17.998%, (SOFR + 13.33%), 10/25/29		1,081	189,259
Banff Merger Sub, Inc., Term Loan, 7.056%, (3 mo. EURIBOR + 4.00%), 7/30/31	EUR	262	285,254
Boxer Parent Co., Inc., Term Loan, 8.335%, (SOFR + 3.75%), 7/30/31		3,668	3,661,164
Central Parent, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 7/6/29		2,035	2,023,498
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29 (11)		4,462	4,465,824
Cloudera, Inc.:
Term Loan, 8.535%, (SOFR + 3.75%), 10/8/28		3,376	3,324,403
Term Loan - Second Lien, 10.785%, (SOFR + 6.00%), 10/8/29		650	615,875
Borrower/Description	Principal Amount * (000's omitted)	Value
Software (continued)
Constant Contact, Inc., Term Loan, 8.918%, (SOFR + 4.00%), 2/10/28	1,244	$ 1,202,124
Cornerstone OnDemand, Inc., Term Loan, 8.55%, (SOFR + 3.75%), 10/16/28	1,121	1,053,041
Dragon Buyer, Inc., Term Loan, 7.908%, (SOFR + 3.25%), 9/30/31	1,400	1,393,875
Drake Software LLC, Term Loan, 8.935%, (SOFR + 4.25%), 6/26/31	2,050	2,019,250
E2open LLC, Term Loan, 8.30%, (SOFR + 3.50%), 2/4/28	1,844	1,842,863
ECI Macola Max Holding LLC, Term Loan, 7.842%, (SOFR + 3.25%), 5/9/30	1,402	1,406,229
Epicor Software Corp., Term Loan, 7.935%, (SOFR + 3.25%), 5/30/31	3,946	3,964,125
Fiserv Investment Solutions, Inc., Term Loan, 9.128%, (SOFR + 4.00%), 2/18/27	1,478	1,424,550
GoTo Group, Inc.:
Term Loan, 9.668%, (SOFR + 4.75%), 4/28/28	971	825,356
Term Loan - Second Lien, 9.668%, (SOFR + 4.75%), 4/28/28	615	215,371
iSolved, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 10/15/30	498	499,680
Ivanti Software, Inc., Term Loan, 9.121%, (SOFR + 4.25%), 12/1/27	1,292	1,103,805
Marcel LUX IV SARL, Term Loan, 8.84%, (SOFR + 4.00%), 11/11/30	1,269	1,278,148
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29	2,401	2,401,856
Mosel Bidco SE, Term Loan, 9.104%, (SOFR + 4.50%), 9/16/30	250	251,250
OceanKey (U.S.) II Corp., Term Loan, 8.285%, (SOFR + 3.50%), 12/15/28	536	536,166
Open Text Corp., Term Loan, 6.935%, (SOFR + 2.25%), 1/31/30	1,280	1,286,341
Orion Advisor Solutions, Inc., Term Loan, 9/24/30 (10)	625	624,219
Polaris Newco LLC, Term Loan, 8.847%, (SOFR + 4.00%), 6/2/28	2,595	2,579,122
Proofpoint, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 8/31/28	2,918	2,923,440
Quartz Acquireco LLC, Term Loan, 7.354%, (SOFR + 2.75%), 6/28/30	1,489	1,491,523
Quest Software U.S. Holdings, Inc., Term Loan, 8.985%, (SOFR + 4.25%), 2/1/29	1,748	1,258,685
RealPage, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 4/24/28	3,270	3,228,472
Redstone Holdco 2 LP, Term Loan, 9.597%, (SOFR + 4.75%), 4/27/28	1,376	1,031,961
Sabre GLBL, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27	1,472	1,366,395

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount * (000's omitted)		Value
Software (continued)
Sabre GLBL, Inc.: (continued)
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		937	$ 869,628
Term Loan, 9.035%, (SOFR + 4.25%), 6/30/28		1,081	1,015,257
Skillsoft Corp., Term Loan, 10.082%, (SOFR + 5.25%), 7/14/28		1,476	1,203,369
SolarWinds Holdings, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/5/30		1,763	1,767,398
Sophia LP, Term Loan, 8.285%, (SOFR + 3.50%), 10/9/29		4,080	4,102,270
UKG, Inc., Term Loan, 7.617%, (SOFR + 3.00%), 2/10/31		4,374	4,382,862
Veritas U.S., Inc.:
Term Loan, 7.896%, (1 mo. EURIBOR + 4.75%), 9/1/25	EUR	312	324,420
Term Loan, 9.80%, (SOFR + 5.00%), 9/1/25		3,475	3,328,701
Vision Solutions, Inc., Term Loan, 8.847%, (SOFR + 4.00%), 4/24/28		3,809	3,764,877
			$ 75,462,045
Specialty Retail — 5.1%
Apro LLC, Term Loan, 8.574%, (SOFR + 3.75%), 7/9/31		600	$ 603,187
Boels Topholding BV, Term Loan, 6.557%, (3 mo. EURIBOR + 3.00%), 5/23/31	EUR	496	542,051
Great Outdoors Group LLC, Term Loan, 8.55%, (SOFR + 3.75%), 3/6/28		2,599	2,609,375
Harbor Freight Tools USA, Inc., Term Loan, 7.192%, (SOFR + 2.50%), 6/11/31 (11)		2,319	2,265,737
Hoya Midco LLC, Term Loan, 7.585%, (SOFR + 3.00%), 2/3/29		1,073	1,078,944
Les Schwab Tire Centers, Term Loan, 7.685%, (SOFR + 3.00%), 4/23/31		4,803	4,811,076
LIDS Holdings, Inc., Term Loan, 10.381%, (SOFR + 5.50%), 12/14/26		259	257,692
Mattress Firm, Inc., Term Loan, 8.924%, (SOFR + 4.25%), 9/25/28		3,046	3,050,079
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28		2,254	2,243,402
Speedster Bidco GmbH:
Term Loan, 10/17/31 (10)	EUR	875	952,178
Term Loan, 10/17/31 (10)		850	849,735
			$ 19,263,456
Trading Companies & Distributors — 3.3%
Beacon Roofing Supply, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 5/19/28		546	$ 547,922
Borrower/Description	Principal Amount * (000's omitted)		Value
Trading Companies & Distributors (continued)
Core & Main LP, Term Loan, 6.968%, (SOFR + 2.25%), 2/9/31		372	$ 373,583
DXP Enterprises, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 10/11/30		693	696,754
Foundation Building Materials Holding Co. LLC, Term Loan, 8.585%, (SOFR + 4.00%), 1/29/31		1,269	1,251,974
Patagonia Bidco Ltd., Term Loan, 10.45%, (SONIA + 5.25%), 11/1/28	GBP	1,325	1,547,494
Spin Holdco, Inc., Term Loan, 9.256%, (SOFR + 4.00%), 3/4/28		4,101	3,578,341
White Cap Buyer LLC, Term Loan, 7.935%, (SOFR + 3.25%), 10/19/29		3,149	3,146,804
Windsor Holdings III LLC, Term Loan, 8.259%, (SOFR + 3.50%), 8/1/30		1,139	1,144,540
			$ 12,287,412
Transportation Infrastructure — 1.1%
Brown Group Holding LLC:
Term Loan, 7.468%, (SOFR + 2.75%), 7/1/31		2,130	$ 2,132,513
Term Loan, 7.472%, (SOFR + 2.75%), 7/1/31 (11)		222	221,698
KKR Apple Bidco LLC:
Term Loan, 7.55%, (SOFR + 2.75%), 9/22/28		1,605	1,607,383
Term Loan, 8.185%, (SOFR + 3.50%), 9/22/28		149	149,766
			$ 4,111,360
Wireless Telecommunication Services — 0.8%
CCI Buyer, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 12/17/27		1,582	$ 1,585,442
Digicel International Finance Ltd., Term Loan, 11.335%, (SOFR + 6.75%), 5/25/27		1,508	1,507,413
			$ 3,092,855
Total Senior Floating-Rate Loans (identified cost $545,793,046)			$ 537,087,465

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29 (3)(4)	3,360	$ 0
Total Warrants (identified cost $0)		$ 0

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 1.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78% (13)	7,255,919	$ 7,255,919
Total Short-Term Investments (identified cost $7,255,919)		$ 7,255,919
Total Investments — 157.8% (identified cost $606,769,912)		$ 597,413,161
Less Unfunded Loan Commitments — (0.1)%		$ (543,546)
Net Investments — 157.7% (identified cost $606,226,366)		$ 596,869,615
Other Assets, Less Liabilities — (37.6)%		$ (142,303,728)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (20.1)%		$ (75,935,096)
Net Assets Applicable to Common Shares — 100.0%		$ 378,630,791
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $44,103,778 or 11.6% of the Trust's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Amount is less than 0.05%.
(7)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(8)	Principal amount is less than $500.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $544,609. See Note 1F for description.
(13)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,625,887	EUR	8,613,275	Standard Chartered Bank	11/4/24	$ 256,799	$ —
USD	1,923,271	EUR	1,722,000	Australia and New Zealand Banking Group Limited	11/29/24	48,253	—
USD	1,923,086	EUR	1,722,000	Bank of America, N.A.	11/29/24	48,069	—
USD	1,922,321	EUR	1,722,000	Bank of America, N.A.	11/29/24	47,303	—
USD	1,923,535	EUR	1,722,000	State Street Bank and Trust Company	11/29/24	48,518	—
USD	1,923,467	EUR	1,722,817	State Street Bank and Trust Company	11/29/24	47,559	—
USD	1,610,610	GBP	1,219,520	Goldman Sachs International	11/29/24	38,156	—
USD	9,361,883	EUR	8,613,275	Standard Chartered Bank	12/3/24	—	(18,268)
USD	1,610,397	EUR	1,441,000	Goldman Sachs International	12/31/24	39,074	—

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	716,282	EUR	651,307	JPMorgan Chase Bank, N.A.	12/31/24	$ 6,071	$ —
USD	1,610,453	EUR	1,441,000	State Street Bank and Trust Company	12/31/24	39,130	—
USD	1,610,135	EUR	1,441,000	State Street Bank and Trust Company	12/31/24	38,813	—
USD	1,577,690	EUR	1,411,660	State Street Bank and Trust Company	12/31/24	38,360	—
						$696,105	$(18,268)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $598,970,447)	$ 589,613,696
Affiliated investments, at value (identified cost $7,255,919)	7,255,919
Cash	7,598,040
Deposits for derivatives collateral — forward foreign currency exchange contracts	410,000
Foreign currency, at value (identified cost $2,303,861)	2,311,988
Interest receivable	2,778,833
Dividends receivable from affiliated investments	39,663
Receivable for investments sold	5,848,639
Receivable for open forward foreign currency exchange contracts	696,105
Trustees' deferred compensation plan	174,123
Prepaid upfront fees on notes payable	34,042
Total assets	$616,761,048
Liabilities
Notes payable	$ 133,000,000
Cash collateral due to brokers	410,000
Payable for investments purchased	27,213,329
Payable for open forward foreign currency exchange contracts	18,268
Payable to affiliates:
Investment adviser fee	369,941
Trustees' fees	3,018
Trustees' deferred compensation plan	174,123
Accrued expenses	1,006,482
Total liabilities	$162,195,161
Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 75,935,096
Net assets applicable to common shares	$378,630,791
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 293,389
Additional paid-in capital	454,556,215
Accumulated loss	(76,218,813)
Net assets applicable to common shares	$378,630,791
Common Shares Issued and Outstanding	29,338,858
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 12.91

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$ 487,273
Dividend income from affiliated investments	437,874
Interest income	55,059,948
Other income	894,338
Total investment income	$ 56,879,433
Expenses
Investment adviser fee	$ 4,307,760
Trustees’ fees and expenses	36,021
Custodian fee	178,508
Transfer and dividend disbursing agent fees	18,019
Legal and accounting services	152,488
Printing and postage	23,342
Interest expense and fees	7,972,760
Preferred shares service fee	74,847
Miscellaneous	136,522
Total expenses	$ 12,900,267
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 12,420
Total expense reductions	$ 12,420
Net expenses	$ 12,887,847
Net investment income	$ 43,991,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (12,965,611)
Foreign currency transactions	(149,233)
Forward foreign currency exchange contracts	(428,169)
Net realized loss	$(13,543,013)
Change in unrealized appreciation (depreciation):
Investments	$ 20,936,532
Foreign currency	26,153
Forward foreign currency exchange contracts	259,617
Net change in unrealized appreciation (depreciation)	$ 21,222,302
Net realized and unrealized gain	$ 7,679,289
Distributions to preferred shareholders	$ (6,536,238)
Net increase in net assets from operations	$ 45,134,637

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 43,991,586	$ 42,239,681
Net realized loss	(13,543,013)	(13,003,715)
Net change in unrealized appreciation (depreciation)	21,222,302	25,663,868
Distributions to preferred shareholders	(6,536,238)	(5,930,706)
Net increase in net assets from operations	$ 45,134,637	$ 48,969,128
Distributions to common shareholders	$ (40,255,963)	$ (34,893,118)
Tax return of capital to common shareholders	$ (870,621)	$ —
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 6)	$ 1,478,790	$ —
Reinvestment of distributions to common shareholders	663,299	—
Net increase in net assets from capital share transactions	$ 2,142,089	$ —
Net increase in net assets	$ 6,150,142	$ 14,076,010
Net Assets Applicable to Common Shares
At beginning of year	$ 372,480,649	$ 358,404,639
At end of year	$378,630,791	$372,480,649

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Statement of Cash Flows

Year Ended
October 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 45,134,637
Distributions to preferred shareholders	6,536,238
Net increase in net assets from operations excluding distributions to preferred shareholders	$ 51,670,875
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(175,316,465)
Investments sold and principal repayments	157,249,377
Decrease in short-term investments, net	4,518,738
Net amortization/accretion of premium (discount)	(2,289,612)
Amortization of prepaid upfront fees on notes payable	98,641
Decrease in interest receivable	426,079
Decrease in dividends receivable from affiliated investments	35,809
Increase in Trustees’ deferred compensation plan	(33,313)
Decrease in prepaid expenses	8,479
Increase in cash collateral due to brokers	130,000
Increase in payable to affiliates for investment adviser fee	13,914
Decrease in payable to affiliates for Trustees' fees	(67)
Increase in payable to affiliates for Trustees' deferred compensation plan	33,313
Decrease in accrued expenses	(991,420)
Increase in unfunded loan commitments	538,485
Net change in unrealized (appreciation) depreciation from investments	(20,936,532)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts	(259,617)
Net realized loss from investments	12,965,611
Net cash provided by operating activities	$ 27,862,295
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (40,463,285)
Cash distributions paid to preferred shareholders	(6,514,189)
Proceeds from Fund shares sold	1,478,790
Proceeds from notes payable	28,000,000
Repayments of notes payable	(5,000,000)
Payment of prepaid upfront fees on notes payable	(92,500)
Net cash used in financing activities	$ (22,591,184)
Net increase in cash and restricted cash*	$ 5,271,111
Cash and restricted cash at beginning of year (including foreign currency)	$ 5,048,917
Cash and restricted cash at end of year (including foreign currency)	$ 10,320,028
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 663,299
Cash paid for interest and fees on borrowings	8,906,495
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(15,096).

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2024
Cash	$ 7,598,040
Deposits for derivatives collateral — forward foreign currency exchange contracts	410,000
Foreign currency	2,311,988
Total cash and restricted cash as shown on the Statement of Cash Flows	$10,320,028

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year (Common shares)	$ 12.77	$ 12.28	$ 14.30	$ 13.50	$ 14.51
Income (Loss) From Operations
Net investment income (1)	$ 1.50	$ 1.45	$ 0.92	$ 0.72	$ 0.81
Net realized and unrealized gain (loss)	0.27	0.44	(1.93)	0.91	(0.87)
Distributions to preferred shareholders: From net investment income (1)	(0.22)	(0.20)	(0.05)	—	(0.03)
Total income (loss) from operations	$ 1.55	$ 1.69	$ (1.06)	$ 1.63	$ (0.09)
Less Distributions to Common Shareholders
From net investment income	$ (1.38)	$ (1.20)	$ (0.88)	$ (0.81)	$ (0.92)
Tax return of capital	(0.03)	—	(0.10)	(0.05)	—
Total distributions to common shareholders	$ (1.41)	$ (1.20)	$ (0.98)	$ (0.86)	$ (0.92)
Premium from common shares sold through shelf offering (see Note 6) (1)	$ 0.00 (2)	$ —	$ 0.02	$ 0.00 (2)	$ —
Discount on tender offer (see Note 6) (1)	$ —	$ —	$ —	$ 0.03	$ —
Net asset value — End of year (Common shares)	$12.91	$12.77	$ 12.28	$14.30	$13.50
Market value — End of year (Common shares)	$12.77	$11.64	$ 11.17	$14.90	$11.90
Total Investment Return on Net Asset Value (3)	12.62%	15.09%	(7.26)%	12.69%	0.42%
Total Investment Return on Market Value (3)	22.31%	15.34%	(19.10)%	33.21%	(0.52)%

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$378,631	$372,481	$358,405	$403,589	$497,341
Ratios (as a percentage of average daily net assets applicable to common shares): (4)(5)†
Expenses excluding interest and fees	1.29%	1.34%	1.37%	1.33%	1.32%
Interest and fee expense (6)	2.10%	1.95%	0.81%	0.46%	0.78%
Total expenses	3.39%	3.29%	2.18%	1.79%	2.10%
Net expenses	3.39% (7)	3.29% (7)	2.18% (7)	1.79%	2.10%
Net investment income	11.59%	11.37%	6.83%	5.05%	6.03%
Portfolio Turnover	28%	24%	12%	66%	30%
Senior Securities:
Total notes payable outstanding (in 000’s)	$133,000	$110,000	$133,000	$120,000	$223,000
Asset coverage per $1,000 of notes payable (8)	$ 4,418	$ 5,076	$ 4,265	$ 4,995	$ 3,570
Total preferred shares outstanding	3,032	3,032	3,032	3,032	3,032
Asset coverage per preferred share (9)	$ 70,350	$ 75,134	$ 67,924	$ 76,531	$ 66,612
Involuntary liquidation preference per preferred share (10)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share (10)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Trust.
(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 8).
(7)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Trust’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(8)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(9)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the values of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 281%, 301%, 272%, 306% and 266% at October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(10)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended October 31,
	2024	2023	2022	2021	2020
Expenses excluding interest and fees	0.86%	0.89%	0.88%	0.87%	0.84%
Interest and fee expense	1.39%	1.28%	0.52%	0.31%	0.50%
Total expenses	2.25%	2.17%	1.40%	1.18%	1.34%
Net investment income	7.66%	7.47%	4.39%	3.34%	3.86%

See Notes to Financial Statements.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans.
Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities.
Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives.
Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies.
Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Trust’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes
—
The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation
—
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments
—
The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications
—
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts
—
The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Auction Preferred Shares
The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 160% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

The number of APS issued and outstanding at October 31, 2024 are as follows:
APS Issued and Outstanding
Series A	739
Series B	763
Series C	738
Series D	792
The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2024, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at October 31, 2024	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	7.74%	$1,591,725	8.47%	7.74-8.74
Series B	7.74	1,643,416	8.47	7.74-8.74
Series C	7.74	1,592,350	8.49	7.74-8.62
Series D	7.74	1,708,747	8.49	7.74-8.65
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2024.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$46,792,201	$40,823,824
Tax return of capital	$ 870,621	$ —

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (67,294,350)
Net unrealized depreciation	(8,924,463)
Accumulated loss	$(76,218,813)
At October 31, 2024, the Trust, for federal income tax purposes, had deferred capital losses of $67,294,350 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $65,374,791 are long-term and $1,919,559 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 605,708,742
Gross unrealized appreciation	$ 5,601,024
Gross unrealized depreciation	(14,440,151)
Net unrealized depreciation	$ (8,839,127)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets, as defined in the Trust's investment advisory agreement, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2024, the Trust’s investment adviser fee amounted to $4,307,760. The Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Trust is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $12,420 relating to the Trust's investment in the Liquidity Fund. EVM also serves as administrator of the Trust, but receives no compensation.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $177,754,518 and $160,101,034, respectively, for the year ended October 31, 2024.
6  Common Shares of Beneficial Interest and Shelf Offering
Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended October 31, 2024 were 51,033. There were no common shares issued by the Trust for the year ended October 31, 2023.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

On May 12, 2021, the Trust announced that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires. The condition to trigger a tender offer by the Trust in the fourth quarter of 2024, 2023 and 2022 was not met.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 3,085,835 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended October 31, 2024, the Trust sold 112,977 common shares and received proceeds (net of offering costs) of $1,478,790 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $17,992 for the year ended October 31, 2024. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended October 31, 2024 were $2,988. During the year ended October 31, 2023, there were no shares sold by the Trust pursuant to its shelf offering.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2024 and October 31, 2023.
7  Financial Instruments
The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Trust had sufficient cash and/or securities to cover commitments under these contracts.
The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.
The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a net liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $18,268. At October 31, 2024, there were no assets pledged by the Trust for such liability.
The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative (1)	Liability Derivative (2)
Forward foreign currency exchange contracts	$696,105	$(18,268)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Trust's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Australia and New Zealand Banking Group Limited	$ 48,253	$ —	$ —	$ —	$ 48,253
Bank of America, N.A.	95,372	—	—	(95,372)	—
Goldman Sachs International	77,230	—	—	—	77,230
JPMorgan Chase Bank, N.A.	6,071	—	—	—	6,071
Standard Chartered Bank	256,799	(18,268)	—	(238,531)	—
State Street Bank and Trust Company	212,380	—	(212,380)	—	—
	$696,105	$(18,268)	$(212,380)	$(333,903)	$131,554

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Standard Chartered Bank	$(18,268)	$18,268	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income (1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income (2)
Forward foreign currency exchange contracts	$(428,169)	$259,617
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $37,823,000.
8  Credit Agreement
The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $185 million ($190 million prior to March 12, 2024) pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 11, 2025, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the extension of the Agreement on March 12, 2024, the Trust also paid upfront fees of $92,500, which are being amortized to interest expense to March 11, 2025. The unamortized balance at October 31, 2024 is approximately $34,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2024, the Trust had borrowings outstanding under the Agreement of $133,000,000 at an annual interest rate of 5.77%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2024 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024. For the year ended October 31, 2024, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $119,087,432 and 6.29%, respectively.
9  Affiliated Investments
At October 31, 2024, the value of the Trust's investment in funds that may be deemed to be affiliated was $7,255,919, which represents 1.9% of the Trust's net assets applicable to common shares. Transactions in such investments by the Trust for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$11,774,657	$180,299,108	$(184,817,846)	$ —	$ —	$7,255,919	$437,874	7,255,919
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 26,620,781	$ —	$ 26,620,781
Common Stocks	40,465	5,091,507	1,061,886	6,193,858
Corporate Bonds	—	20,255,138	—	20,255,138
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	535,433,469	1,110,450	536,543,919
Warrants	—	—	0	0
Short-Term Investments	7,255,919	—	—	7,255,919
Total Investments	$ 7,296,384	$ 587,400,895	$ 2,172,336	$ 596,869,615
Forward Foreign Currency Exchange Contracts	$ —	$ 696,105	$ —	$ 696,105
Total	$ 7,296,384	$ 588,097,000	$ 2,172,336	$ 597,565,720
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (18,268)	$ —	$ (18,268)
Total	$ —	$ (18,268)	$ —	$ (18,268)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Notes to Financial Statements — continued

12  Additional Information
On August 27, 2020, the Trust’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. On January 23, 2023, in ruling on the parties’ cross-motions for partial summary judgment, the court dismissed Saba’s claims for breach of fiduciary duty against the Board, while holding that the control share by-law amendment violated Section 18(i) of the 1940 Act. The Board has amended the Trust's by-laws to remove the control share provisions. Following a bench trial that took place September 9-17, 2024, the court ruled in the Trust's favor on October 21, 2024 on Saba's remaining claims, finding that the majority voting standard by-law did not violate the 1940 Act or breach the Trust's declaration of trust as Saba alleged. The trial court proceedings are now complete, as Saba has indicated it will not seek appeal of the court's decision.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.
Qualified Dividend Income.
 For the fiscal year ended October 31, 2024, the Trust designates approximately $3,652, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 7, 2024. The following action was taken by the shareholders.
Proposal 1(a)(i):
The election of Marcus L. Smith and Susan J. Sutherland as Class III Trustees of the Trust for a three-year term expiring in 2027.
The following votes were cast by the Trust’s common and APS shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Marcus L. Smith	20,002,184	480,215
Susan J. Sutherland	19,864,850	617,549
Proposal 1(a)(ii)
: The election of Keith Quinton as a Class III Trustee of the Trust for a three-year term expiring in 2027.
The following votes were cast by the Trust’s APS shareholders, voting separately as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Keith Quinton	2,133	128

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“
EQ
”) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Senior Floating-Rate Trust
c/o Equiniti Trust Company, LLC (“EQ”)
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1
    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Senior Floating-Rate Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Class II Trustee	Until 2026. 3 years. Since 2023.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee, at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999–2007).
Other Directorships.
Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class II Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman (1) 1952	Chairperson of the Board and Class II Trustee	Until 2026. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Keith Quinton (1) 1958	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class III Trustee	Until 2027. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy Wiser Stefani 1967	Class I Trustee	Until 2025. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.
(1)
 Preferred shares Trustee.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email:
EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest — continued

investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest — continued

equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest — continued

Payments to Broker-Dealers and Other Financial Intermediaries.
The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund's investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest — continued

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.
Morgan Stanley’s Marketing Activities.
Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships.
Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments.
To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts.
The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular

Eaton Vance
Senior Floating-Rate Trust
October 31, 2024
Potential Conflicts of Interest — continued

portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds.
To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses.
Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments.
To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates.
The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109

This Page Intentionally Left Blank

2025    10.31.24

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$94,100	$98,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$94,100	$98,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/23	10/31/24
Registrant	$0	$0
Eaton Vance(1)	$0	$18,490

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the

Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Sarah A. Choi, Catherine C. McDermott, Daniel P. McElaney and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Ms. Choi is a Vice President of EVM and has been a portfolio manager of the Trust since July 2022. Messrs. McElaney and Sveen and Ms. McDermott have been employed by EVM for more than five years and manage other Eaton Vance funds. Ms. Choi has been employed by EVM since October 2019 and manages other Eaton Vance funds. Prior to joining EVM, Ms. Choi worked as a Senior Credit Analyst at Apex Credit Partners from 2014 to 2019. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Sarah A. Choi
Registered Investment Companies	3	$1,389.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,863.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	4	$1,934.6	0	$0
Other Pooled Investment Vehicles	3	$672.0	0	$0
Other Accounts	2	$105.9	0	$0
Andrew N. Sveen
Registered Investment Companies	13	$29,006.9	0	$0
Other Pooled Investment Vehicles	22	$9,929.0	0	$0
Other Accounts	3	$53.2	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Sarah A. Choi	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Andrew N. Sveen	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	December 23, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024